INVESTOR PRESENTATION May 2022

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2021. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE

centerspacehomes.com 3 Differentiated Markets Internal Growth Opportunity Value-Add Opportunity Balance Sheet Flexibility Experienced Leadership (1) See page 14 for breakdown 0% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Transformation to Focused Multifamily Multifamily and Other % of Gross Real Estate Assets Multifamily Other 1970 Year founded 14,838 Apartments owned and operated 1997 First publicly traded NYSE: CSR 2017-2019 Portfolio transformed from diversified to focused multifamily $2.7 Billion(1) Total capitalization Key Indices S&P SmallCap 600 MSCI US REIT Russel 2000 COMPANY SNAPSHOT

centerspacehomes.com 4 BETTER EVERY DAYS STRONG FOUNDATION  Same-store lease over lease growth was 6.9% in Q1 compared to 5.8% in Q4 2021 and 0.7% in Q1 2021  Same-store renewal lease growth accelerated to 9.6% in Q1 compared to 7.8% in Q4 2021 and 4.0% in Q1 2021  Total revenue growth was 7.8% in Q1 leading to a Core FFO of $0.98 for Q1 2022  January 2022 acquisitions of 4 communities in Minneapolis, Minnesota consisting of 397 homes for an aggregate purchase price of $114.5 million  December 2021 acquisition of 176 homes in Denver, Colorado for an aggregate purchase price of $63.0 million  September 2021 acquisition of 2,696 homes in Minneapolis and St. Cloud for a purchase price of $374.0 million financed with issuance of convertible preferred operating partnership units and favorable long-term debt  Optimizing new operating platform and deploying technology to enhance efficiencies and resident experience  Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth Acquisition and Disposition Activity Operating Initiatives Progress to Enhance Customer Experience and Margin Centerspace’s mission is to provide great homes for our residents, our teams, and our investors. Our vision is to be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others.

centerspacehomes.com 5 Region Homes Q1 Avg. Rev per Occ. Home(1) Denver, CO 1,888 $2,002 Minneapolis, MN (2) 5,293 $1,487 North Dakota 2,421 $1,185 Omaha, NE 1,370 $1,118 Rochester, MN 1,121 $1,601 St. Cloud, MN 1,524 $1,175 Other Mountain West(3) 1,221 $1,264 Total / Average 14,838 $1,428 (4) MULTIFAMILY ACQUISITIONS AND DISPOSITIONS SINCE 2017 % of NOI by Market – March 2022 vs 2017 (4)  Acquired 32 new communities in our target markets for $1.3 billion  $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower-growth markets PERCENT OF NOI BY STATE (4) 5% 50% 3% 7% 22% 13% St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha DIFFERENTIATED PORTFOLIO (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes recent 2022 acquisitions (3) Includes Rapid City, SD and Billings, MT (4) Including 2022 acquisitions using underwriting 0% 5% 10% 15% 20% 25% 30% 35% 40% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2022 2017 Denver

centerspacehomes.com 6 STRONG FUNDAMENTALS THROUGHOUT MIDWEST AND MOUTAIN WEST Billings 2022 YTD lease trade-out: 14.8% Apr 2022 rent-to-income: 18.5% Bismarck 2022 YTD lease trade-out: 7.3% Apr 2022 rent-to-income: 15.5% Denver 2022 YTD lease trade-out: 10.3% Apr 2022 rent-to-income: 20.6% Grand Forks 2022 YTD lease trade-out: 1.5% Apr 2022 rent-to-income: 15.2% Lincoln 2022 YTD lease trade-out: 12.9% Apr 2022 rent-to-income: 12.0% Minneapolis 2022 YTD lease trade-out: 5.2% Apr 2022 rent-to-income: 17.9% Omaha 2022 YTD lease trade-out: 10.2% Apr 2022 rent-to-income: 16.3% Minot 2022 YTD lease trade-out: 1.3% Apr 2022 rent-to-income: 13.6% Rapid City 2022 YTD lease trade-out: 17.8% Apr 2022 rent-to-income: 19.3% Rochester 2022 YTD lease trade-out: 10.0% Apr 2022 rent-to-income: 15.2% St. Cloud 2022 YTD lease trade-out: 8.9% Apr 2022 rent-to-income: 20.5% Data as of 5/26/22 Lease trade-out: Lease price differential from old to new occupant from LRO Old-New Differential Rent-to-income: Rent cost as a percentage of total household income from Yardi Resident Screening

centerspacehomes.com 7 OUR PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY 2.7% 3.5% 3.5% 3.6% 3.6% 3.7% 3.7% 3.7% 3.8% 3.9% 3.9% 3.9% 4.0% 4.1% 4.5% 4.5% 4.8% March 2022 Weighted Average Unemployment Rate state unemployment rate weighted by unit count  Centerspace portfolio has lower unemployment among peers and the national average  Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates Source: SNL, BLS, Company Data 2.4% 3.6% 3.8% 4.4% 4.4% 4.6% 4.7% 4.8% 5.2% 5.3% CSR ESS IRT EQR AVB CPT MAA UDR BRG NXRT Weighted Average Portfolio Under Construction %  Centerspace’s markets have the lowest percentage of construction among multifamily peers  Low supply in CSR portfolio allows for opportunity to drive rent and maintain occupancy

centerspacehomes.com 8 Occupancy Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 April 2022 May 2022 94.7% 94.9% 94.3% 93.4% 93.9% 95.3% 94.8% 0.7% 10.0% 10.8% 5.8% 6.9% 11.5% 15.5% 4.0% 5.6% 7.2% 7.8% 9.6% 9.5% 7.9% 2.0% 7.5% 9.0% 6.5% 7.9% 10.8% 11.9% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Apr-22 May-22 New Renewal Blended POSITIVE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE

centerspacehomes.com 9 OPTIMIZING RENTS FROM 2021 PORTFOLIO ACQUSITION -1.0% 4.9% 7.1% 10.1% -1.3% 6.6% 15.5% 13.3% Q4 2021 Q1 2022 Apr May Same Store New Lease Rate Growth SS MSP KMS 7.1% 4.9% 4.7% 6.8% 4.0% 9.2% 7.1% 8.1% Q4 2021 Q1 2022 Apr May Same Store Renewal Rate Growth SS MSP KMS 0.7% 4.9% 6.5% 8.7% 0.9% 8.0% 15.4% 10.2% Q4 2021 Q1 2022 Apr May Same Store Blended Rental Rate Growth SS MSP KMS Palisades Apartments – Roseville, Minnesota  KMS portfolio consists of 2,364 homes across 14 communities in Minneapolis market acquired in September 2021

centerspacehomes.com 10 Strong Operating Platform RISE BY 5 Same-Store communities continue to see NOI margin growth BUYING EFFICIENT COMMUNITIES Communities acquired since 2018 have a weighted average margin of 56.7% SELLING INEFFICIENT COMMUNITIES Communities sold since 2018 have a weighted average margin of 49.9% Dispositions NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,471 $1,271 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Proforma including 2021 acquisitions 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% 3.9% increase in NOI margin Acquisitions(3) T12(2) NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 56.7% $424 54.3% $1,428  Centerspace has grown SS NOI margins significantly since 2018 through portfolio repositioning, revenue optimization initiatives and implementation of technology to drive efficiency

centerspacehomes.com 11 RISE BY 5 ENHANCES CUSTOMER EXPERIENCE 3.35 3.41 3.52 3.56 3.58 3.25 3.3 3.35 3.4 3.45 3.5 3.55 3.6 3.65 01/01/2019 01/01/2020 01/01/2021 01/01/2022 05/31/2022 Lifetime Average Online Reputation Scores (Overal l Scale o f 5 .0) 64.78 62.62 60 61 62 63 64 65 66 Centerspace ORA Score National Property Average ORA Score 2021 J Turner ORA Score ORA TOP PERFORMER Red 20 Apartments in Minneapolis was named as the highest scoring property in the state of Minnesota in the J Turner Research 2021 ORA Power Rankings report. We are committed to providing an exceptional customer experience measured by reputation management scores

ACCELERATING VALUE-ADD OPPORTUNITY

VALUE-ADD HIGHLIGHTS

- Value-add opportunities to drive maximum revenue across the portfolio include unit and common area renovations and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, and package locker solutions. Enhancements improve asset position within the market, maintain competitive advantage and keep up with market demand
- Value-add renovations enhance sustainability efforts by conserving water, reducing energy waste, and implementing environmentally friendly alternatives when able. ESG considerations include:
  - LED lighting
  - ENERGY STAR appliances
  - Updated countertops and cabinetry
  - Low-VOC paint
  - Cradle to Cradle flooring
  - Pollinator-friendly landscaping

IN-UNIT VALUE-ADD RESULTS

	2019	2020	2021	2022 (forecast)
Homes Completed	181 homes	404 homes	686 homes	739 homes
Average Cost per Home (1)	$12,331	$11,003	$14,259	$16,366
Average Rent Increase (2)	$195	$191	$222	$223

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes


BEFORE


AFTER

« Regency Park lobby renovation

Connelly on Eleven Interior Renovation »


BEFORE


AFTER

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centerspacehomes.com 13 2022 FINANCIAL OUTLOOK ------------Forecasted Range------------- Low Mid-Point High Revenue 7.00% 8.00% 9.00% Total Expenses 5.50% 6.50% 7.50% NOI 8.00% 9.00% 10.00% Earnings per Share $(0.37) $(0.24) $(0.11) FFO per Share $4.26 $4.39 $4.52 Core FFO per Share $4.33 $4.45 $4.57  Same-store capital expenditures of $925 per home to $975 per home  Value-add expenditures of $21.0 million to $24.0 million  Investments of $114.5 reflect the January 2022 acquisitions of four communities in Minneapolis, Minnesota Other Key Assumptions Per Share SS Growth

centerspacehomes.com 14 $22,254 $42,305 $77,907 $53,125 $51,849 $116,000 $103,000 $85,000 $198,000 $25,000 $78,850 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Common Equity 64% Secured Debt 19% Unsecured Debt 13% Series C Preferred 3% Series D Preferred 1% Access to Unsecured Debt at Investment Grade Pricing Debt Summary Amount (in thousands) % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt $524,963 60% 3.45% 6. 75 Total Unsecured Debt $346,000 40% 3.05% 7.73 Private Placement $300,000 35% 3.12% 8.38 Line of Credit $46,000 5% 2.56% 3.50 Total Debt $870,963 100% 3.29% 7.14 Fixed Rate $824,963 95% 3.33% 7.34 Variable Rate $46,000 5% 2.56% 3.50 *Share price $98.12 as of 3/31/2022 BALANCE SHEET POSITIONED FOR GROWTH Large Permanent Capital Base ($2.7B Total Capitalization) $870M Total Debt $1.7B Common Equity $119M Preferred Equity % of Total Maturing 2.6% 4.9% 0.0% 9.0% 6.1% 6.0% 13.4% 11.8% 9.8% 22.8% 2.9% 9.1% 1.7% Weighted Average Interest Rate 3.9% 4.0% 0.0% 3.0% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% $15,000 Low Maturities through 2025

centerspacehomes.com 15 Improvement since 2017 driven by thoughtful capital allocation and creative deal structuring $782,950 $488,080 $92,667 Acquisition Structure (in thousands) Cash OP Unit Development IMPROVEMENT IN PORTFOLIO Unique deal structures have provided a competitive advantage in the transaction market. Since 2017, CSR has invested $1.3 billion in Denver and Minneapolis using creative deal structuring. Homes per Community Buildings Avg Monthly Rent Communities % of NOI in Top-50 MSA Homes 179 519 $1,312 83 56% Today (1) 14,838 (1) Including 2022 acquisitions using underwriting 132 709 $980 100 13% 2017 13,212

RECENT ACQUISITIONS


LUNDS&BYERLYS

CIVIC LOFTS


NOKO APARTMENTS

MINNEAPOLIS, MN / $46.4 MILLION

- A 130-home community built in 2021
- Conveniently located adjacent to Lake Nokomis and features walkability and connectivity to retailers
- Amenities include fitness center, resort-style pool and community rooms
- Studio, one, two-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space

CIVIC LOFTS

DENVER, CO / $63.0 MILLION

- A 176-home community built in 2019
- Conveniently located in the Golden Triangle neighborhood of Denver close to employment centers and amenities
- Amenities include fitness center, sky lounge and business center
- Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, high ceilings, custom cabinetry

MARTIN BLU APARTMENTS

MINNEAPOLIS, MN / $48.0 MILLION

- A 191-home community built in 2015
- Part of portfolio transaction that was partially financed through the issuance of common operating partnership units
- Conveniently located in Eden Prairie close to multiple employment centers and amenities
- Amenities include fitness center, community room, pet washing station and sundeck
- Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, built in desk and ample closet space

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centerspacehomes.com 17 1% 99% NOI Subject to Rent Control (2) Rent Control Non Rent Control  32 CSR communities consisting of 5,293 homes  16th largest MSA in the nation  #6 on U.S. News best places to live in the U.S.  24% projected population increase by 2035  442,000 jobs to be added to the region by 2050  18 Fortune 500 companies headquartered in Minnesota MARKET HIGHLIGHTS CSR HIGHLIGHTS (1) 43% 57% Asset Class Class A Class B (1) Based on Q1 NOI and Pro Forma 2022 Acquisitions (2) One community in St. Paul, MN subject to rent control as % of total NOI MINNEAPOLIS MARKET 11% 32%57% Location Urban Core Inner Ring Outer Ring 56% 44% NOI as % of Market NOI from SS NOI from NSS

centerspacehomes.com 18 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth 0% 5% 10% 15% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 2% 3% 4% 5% 2019 2020 2021 2022 (proj) 2023 (proj) Inventory Growth 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth MINNEAPOLIS MARKET

centerspacehomes.com 19  6 CSR communities consisting of 1,888 homes  19th largest MSA in the nation  #2 on U.S. News best places to live in the U.S.  6th fast growing state between 2010 and 2020  804,100 jobs to be added to the region by 2050  23 Fortune 1,000 companies headquartered in Colorado MARKET HIGHLIGHTS CSR HIGHLIGHTS (1) 79% 21% NOI as % of Market NOI from SS NOI from NSS 100% Asset Class Class A 47% 53% Location Urban Suburban (1) Based on Q1 NOI and Pro Forma Acquisitions DENVER MARKET

centerspacehomes.com 20Source: CoStar Multifamily Market Report 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Population Growth 0% 1% 2% 12 Mo Change 10 Yr Change 5 Yr Forecast Labor Force Growth 0% 5% 10% 15% 12 Mo Change 10 Yr Change 5 Year Forecast Income Growth 0% 1% 2% 3% 4% 5% 2019 2020 2021 2022 (proj) 2023 (proj) Supply Growth DENVER MARKET

SECONDARY MARKETS HAVE STRONG FUNDAMENTALS

Region	% of NOI(1)	Population	Market Units(2)	Median HH Income	Unemployment Rate(3)	3-Month Avg Job Growth(3)	Median Home Value	T12 Deliveries(4)	Market Vacancy(5)	Market Rent Growth(5)	Under Construction(4)
Minneapolis	34.1%	3,640,043	343,552	$83,698	2.4%	7.7%	$349,509	10,940	6.1%	3.8%	15,021
Denver	22.2%	2,967,239	334,181	$85,641	4.0%	8.0%	$563,161	10,162	6.7%	12.4%	20,614
Rochester	8.5%	221,921	13,748	$75,926	2.3%	7.6%	$273,275	89	4.2%	6.4%	237
St. Cloud	6.8%	201,964	17,556	$66,076	3.0%	6.7%	$249,720	150	2.5%	5.6%	235
Grand Forks (7)	4.7%	100,815	13,934	$57,301	2.7%	6.6%	$218,234	23	6.0%	2.3%	0
Bismarck (7)	5.1%	128,949	12,356	$70,979	3.0%	7.3%	$299,963	56	3.9%	3.8%	143
Billings (8)	5.3%	181,667	8,715	$60,962	2.7%	5.7%	$299,055	0	2.4%	10.7%	102
Minot (7)	3.4%	75,713	8,797	$71,343	3.0%	-8.0%	$201,393	56	3.9% (6)	3.8% (6)	0
Lincoln	7.2%	336,374	35,115	$61,539	2.1%	6.6%	$243,501	116	2.8%	7.6%	721
Omaha	7.2%	949,442	81,150	$70,373	2.7%	6.0%	$236,619	1,033	4.6%	7.0%	2,449
Rapid City (8)	2.7%	142,107	8,962	$58,361	2.8%	8.7%	$270,281	419	2.3%	10.3%	0

Sources: US Census Bureau, Bureau of Labor Statistics, Zillow, CoStar
Compared to the national unemployment rate of 3.6% in March 2022, median home value of $337,560
(1) As of March 31, 2022; Underwriting for 2022 acquisitions
(2) Total units in housing structures with 5+ units per US Census Bureau
(3) As of March 2022
(4) As of 3/31/2022
(5) Q1 2022 average from CoStar
(6) Bismarck rent growth and vacancy used as a proxy for Minot
(7) Referenced as ND Market in filings
(8) Referenced as Other Mountain West in filings

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centerspacehomes.com 22 ESG HIGHLIGHTS ENVIRONMENTAL SOCIAL GOVERNANCE • Created ENERGY Star portfolios at each property in the portfolio • Utilize WasteX waste management across the portfolio • Participate in GRESB annual assessment to identify risks and opportunities and benchmark performance • Promote the responsible purchasing and seek partnerships with like- minded organizations • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 55.6% female • Received a #1 governance score from Institutional Stakeholder Services • Operate under the direction of a cross-departmental ESG committee to set strategic goals and measure performance • Contributed to more than 25 charitable organizations in 2021 through the Centerspace Cares program • Maintain a strong Diversity, Equity, and Inclusion committee • Named Top Workplace for 2021 by the Minneapolis Star Tribune • Demonstrate a commitment to the wellbeing of team members through an extensive benefits and wellness program

centerspacehomes.com 23 BEST-IN-CLASS GOVERNANCE EXECUTIVE MANAGEMENT TEAM Mark O. Decker, Jr. President and CEO Bhairav Patel EVP and CFO Anne Olson EVP and COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018 Rodney Jones- Tyson Since 2022 BOARD OF TRUSTEES

centerspacehomes.com 24 INVESTMENT HIGHLIGHTS Best-In-Class Governance Differentiated Market Exposure Internal Growth Opportunities Value-Add Opportunities Flexible Balance Sheet

centerspacehomes.com 25 APPENDIX

centerspacehomes.com 26 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; and • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 27 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 28 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP. RECONCILIATION TO NON-GAAP MEASURES